AT THE COMPANY
--------------
Brenda Abuaf, Corporate Communications
(800) 831-4826


                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
      REPORTS FINANCIAL RESULTS FOR THE FOURTH QUARTER AND YEAR-END OF 2007


NEW YORK, NY - MARCH 28, 2008 - American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) today announced financial results for the fourth quarter and twelve months ended December 31, 2007.

The table below summarizes AMAC's revenues, net (loss) income, funds from operations ("FFO") and adjusted FFO for the three and twelve months ended December 31, 2007 and 2006.

                                         THREE MONTHS ENDED DECEMBER 31,     TWELVE MONTHS ENDED DECEMBER 31,
(In thousands, except per share data)         2007              2006              2007              2006
                                         --------------    --------------    --------------    --------------
Revenues                                 $       15,348    $       10,265    $       60,109    $       31,694

Net (Loss) Income                        $      (67,036)   $       (5,931)   $      (58,582)   $        2,687
Net (Loss) Income Available to
  Common Shareholders                    $      (67,345)   $       (5,931)   $      (59,109)   $        2,687
FFO (1)                                  $      (67,036)   $       (5,496)   $      (61,857)   $        4,128
Adjusted FFO (1)(2)                      $      (65,725)   $       (8,340)   $      (60,507)   $        9,539

Per Share Data (diluted):
  Net (Loss) Income Available to
    Common Shareholders                  $        (8.00)   $        (0.72)   $        (7.03)   $         0.32
  FFO (1)                                $        (7.97)   $        (0.66)   $        (7.36)   $         0.50
  Adjusted FFO(1)(2)                     $        (7.82)   $        (0.99)   $        (7.20)   $         1.15

     (1) See footnotes (1) and (3) to the Selected Financial Data for a discussion of FFO and adjusted FFO and a reconciliation from GAAP net income.
     (2) Adjusted to exclude the change in fair value of derivative instruments, net of certain associated costs.

AMAC's net loss, FFO and adjusted FFO for the year ended December 31, 2007 were impacted by the following: (i.) losses resulting from the sale of twenty-four first mortgage loans, two Commercial Mortgage-Backed Securities ("CMBS") and the remaining portfolio of debt securities totaling approximately $19.1 million; (ii.) impairments recorded for certain of our mortgage loans and CMBS totaling approximately $38.3 million; (iii.) losses incurred upon the termination of certain interest rate swaps totaling approximately $10.3 million; and (iv.) expenses related to changes in the fair value of certain interest rate swaps to which we do not apply hedge accounting totaling approximately $1.3 million.

"In light of the severe impact on our Company from the unprecedented credit crisis which began in the summer of 2007, AMAC's focus continues to be on stabilizing our balance sheet and paying down our debt. Importantly, the overall quality of the assets in our portfolio has remained stable, in spite of widespread market dislocations," said J. Larry Duggins, Chief Executive Officer of AMAC. "When the commercial mortgage collateralized debt obligation market ground to a halt in the fall of last year, we had over $300.0 million of assets targeted for CDO execution financed with repurchase warehouse facilities. The combination of widening credit spreads and declining interest rates caused significant margin calls on some of our repurchase facilities and interest rate derivative contracts. In order to repay debt and meet certain margin calls, we sold $283.8 million of assets under very unfavorable market conditions. Although these sales were executed at almost 94% of par value, they resulted in a net loss of $19.1 million in 2007. We incurred further impairments in the fourth quarter due to the decline in market value of the Commercial Mortgage-Backed Securities we hold. As we move forward, we will continue to explore all strategic options to protect the value of our Company."

                                       ###

ABOUT AMAC

AMAC is a real estate investment trust that specializes in originating and acquiring mortgage loans and other debt instruments secured by multifamily and commercial properties throughout the United States. AMAC invests in mezzanine, construction and first mortgage loans, subordinated interests in first mortgage loans, bridge loans, subordinate commercial mortgage backed securities, and other real estate assets. For more information, please visit our website at http://www.americanmortgageco.com or contact the Corporate Communications Department directly at (800) 831-4826.

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)

                                                  ============   ============
                                                  December 31,   December 31,
                                                      2007           2006
                                                  ------------   ------------
                                                  (Unaudited)
Balance Sheet Highlights

   TOTAL ASSETS                                   $    666,399   $    720,984
                                                  ============   ============

   CDO notes payable                              $    362,000   $    362,000
                                                  ============   ============

   Debt Facilities:

       Repurchase facilities                      $    136,385   $    163,576
                                                  ============   ============

       Line of credit - related party             $     77,685   $     15,000
                                                  ============   ============

       Mortgages payable on real estate owned -
           discontinued operations                $          -   $     39,944
                                                  ============   ============

       Preferred shares of subsidiary
           (subject to mandatory repurchase)      $     25,000   $     25,000
                                                  ============   ============

   TOTAL LIABILITIES                              $    645,773   $    635,976
                                                  ============   ============

   TOTAL SHAREHOLDERS' EQUITY                     $     20,626   $     85,008
                                                  ============   ============

                                          ========================================================
                                              Three Months Ended           Twelve Months Ended
                                                 December 31,                  December 31,
                                          --------------------------------------------------------
                                             2007           2006           2007           2006
                                          --------------------------------------------------------
                                                                 (Unaudited)
Income Statement Highlights

   Total revenues                         $    15,348    $    10,265    $    60,109    $    31,694
                                          ===========    ===========    ===========    ===========

   (Loss) income from continuing
     operations                           $   (67,036)   $    (6,161)   $   (62,113)   $     2,432

   Income from discontinued
     operations, including gain on sale             -            230          3,531            255
                                          -----------    -----------    -----------    -----------

   Net (loss) income                      $   (67,036)   $    (5,931)   $   (58,582)   $     2,687
                                          ===========    ===========    ===========    ===========

   Net (loss) income available to
     common shareholders                  $   (67,345)   $    (5,931)   $   (59,109)   $     2,687
                                          ===========    ===========    ===========    ===========

Per share amounts (basic and diluted):

   (Loss) income from continuing
     operations                           $     (8.00)   $     (0.74)   $     (7.45)   $      0.29
   Income from discontinued
     operations                                     -           0.02           0.42           0.03
                                          -----------    -----------    -----------    -----------

   Net (loss) income available to
     common shareholders                  $     (8.00)   $     (0.72)   $     (7.03)   $      0.32
                                          ===========    ===========    ===========    ===========

Weighted average shares outstanding
     Basic                                      8,410          8,377          8,404          8,323
                                          ===========    ===========    ===========    ===========
     Diluted                                    8,410          8,392          8,404          8,330
                                          ===========    ===========    ===========    ===========

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)

Funds from Operations ("FFO")(1), as calculated in accordance with the National Association of Real Estate Investment Trusts ("NAREIT") definition, for the three and twelve months ended December 31, 2007 and 2006, is summarized in the following table:

                                         ===========================================================
                                              Three Months Ended            Twelve Months Ended
                                                 December 31,                   December 31,
                                         -----------------------------------------------------------
                                             2007           2006            2007            2006
                                         -----------------------------------------------------------
Net (loss) income                        $    (67,036)  $     (5,931)   $    (58,582)   $      2,687

Depreciation of real property(2)                    -            337             336           1,671
Gain on sale of real property(2)                    -             98          (3,611)           (230)
                                         ------------   ------------    ------------    ------------

FFO                                      $    (67,036)  $     (5,496)   $    (61,857)   $      4,128
                                         ============   ============    ============    ============

Adjusted FFO(3)                          $    (65,725)  $     (8,340)   $    (60,507)   $      9,539
                                         ============   ============    ============    ============

Cash flows from operating activities     $       (189)  $       (644)   $     10,374    $      8,290
                                         ============   ============    ============    ============
Cash flows from investing activities     $    232,020   $   (129,081)   $    (32,190)   $   (320,856)
                                         ============   ============    ============    ============
Cash flows from financing activities     $   (227,515)  $    125,035    $     30,107    $    308,905
                                         ============   ============    ============    ============

Per share amounts (basic and diluted):

  FFO                                    $      (7.97)  $      (0.66)   $      (7.36)   $       0.50
                                         ============   ============    ============    ============
  Adjusted FFO(3)                        $      (7.82)  $      (0.99)   $      (7.20)   $       1.15
                                         ============   ============    ============    ============

Weighted average shares outstanding
  Basic                                         8,410          8,377           8,404           8,323
                                         ============   ============    ============    ============
  Diluted                                       8,410          8,392           8,404           8,330
                                         ============   ============    ============    ============

(1) FFO represents net income or loss (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains (or losses) from sales of property, excluding depreciation and amortization relating to real property and including funds from operations for unconsolidated joint ventures calculated on the same basis. AMAC calculates FFO in accordance with the NAREIT definition. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flows as a measure of liquidity. Our management considers FFO a supplemental measure of operating performance, and, along with cash flows from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures, and to fund other cash needs. Since not all companies calculate FFO in a similar fashion, our calculation, presented above, may not be comparable to similarly titled measures reported by other companies.

(2)  Related  to   properties   sold  during  2007  and  2006  and  included  in
     discontinued operations in our consolidated statements of income.

(3) Adjusted FFO excludes the change in fair value of derivative instruments, net of certain associated costs.


                                       ###

CERTAIN STATEMENTS IN THIS DOCUMENT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN AMAC'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION AND INCLUDE, AMONG OTHERS, RISKS RELATED TO CURRENT LIQUIDITY WHICH INCLUDE, BUT ARE NOT LIMITED TO: MARKET VOLATILITY FOR MORTGAGE PRODUCTS; AND THE AVAILABILITY OF FINANCING FOR OUR INVESTMENTS; RISKS ASSOCIATED WITH THE REPURCHASE AGREEMENTS WE UTILIZE TO FINANCE OUR INVESTMENTS AND THE ABILITY TO RAISE CAPITAL; RISKS ASSOCIATED WITH COLLATERAL DEBT OBLIGATION ("CDO") SECURITIZATION TRANSACTIONS, WHICH INCLUDE, BUT ARE NOT LIMITED TO: THE INABILITY TO ACQUIRE ELIGIBLE INVESTMENTS FOR A CDO ISSUANCE; INTEREST RATE FLUCTUATIONS ON VARIABLE-RATE SWAPS ENTERED INTO TO HEDGE FIXED-RATE LOANS; THE INABILITY TO FIND SUITABLE REPLACEMENT INVESTMENTS WITHIN REINVESTMENT PERIODS; AND THE NEGATIVE IMPACT ON OUR CASH FLOW THAT MAY RESULT FROM THE USE OF CDO FINANCINGS WITH OVER-COLLATERALIZATION AND INTEREST COVERAGE REQUIREMENTS; RISKS ASSOCIATED WITH INVESTMENTS IN REAL ESTATE GENERALLY AND THE PROPERTIES WHICH SECURE MANY OF OUR INVESTMENTS; RISKS OF INVESTING IN NON-INVESTMENT GRADE COMMERCIAL REAL ESTATE INVESTMENTS; GENERAL
ECONOMIC CONDITIONS AND ECONOMIC CONDITIONS IN THE REAL ESTATE MARKETS SPECIFICALLY, PARTICULARLY AS THEY AFFECT THE VALUE OF OUR ASSETS AND THE CREDIT STATUS OF OUR BORROWERS; DEPENDENCE ON OUR ADVISOR FOR ALL SERVICES NECESSARY FOR OUR OPERATIONS; CONFLICTS WHICH MAY ARISE AMONG US AND OTHER ENTITIES AFFILIATED WITH OUR ADVISOR THAT HAVE SIMILAR INVESTMENT POLICIES TO OURS; AND RISKS ASSOCIATED WITH THE FAILURE TO QUALIFY AS A REIT. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS DOCUMENT. WE EXPRESSLY DISCLAIM ANY OBLIGATIONS OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN OUR EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.